Exhibit 10.1

SMALL BUSINESS LENDING FUND

FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made as of March 20, 2013 (the “Amendment Signing Date”), by and between the Secretary of the Treasury (“Treasury”) and New Hampshire Thrift Bancshares, Inc., a Delaware corporation (the “Company,” and together with Treasury, the “Parties”). This Amendment hereby amends certain terms of the Securities Purchase Agreement, dated August 25, 2011 (the “2011 SPA”), by and between the Company and Treasury, pursuant to which the Company participates in Treasury’s Small Business Lending Fund program (“SBLF”).

WHEREAS, pursuant to the 2011 SPA, the Company issued and Treasury purchased 20,000 shares of the Company’s Non-Cumulative Perpetual Preferred Stock, Series B (“Company Series B Preferred Shares”), in exchange for $20,000,000 in SBLF funds (the “NHTB Original Issuance”);

WHEREAS, the Company entered into an Agreement and Plan of Merger (the “Merger”) with The Nashua Bank (“TNB”), dated August 1, 2012, by which TNB would be merged with and into Lake Sunapee Bank, fsb, a wholly owned subsidiary of the Company;

WHEREAS, the Company completed the Merger of TNB in Lake Sunapee Bank on December 21, 2012;

WHEREAS, Treasury currently holds 3,000 shares of TNB’s Senior Non-Cumulative Perpetual Preferred Stock, Series A (“TNB Series A Preferred Shares”), which Treasury purchased from TNB on September 8, 2011, in exchange for $3,000,000 in SBLF funds (the “TNB Original Issuance”); and

WHEREAS, in connection with the Merger, the Company seeks to amend the 2011 SPA to issue an additional 3,000 shares of Company Series B Preferred Shares to Treasury in exchange for the cancellation of the outstanding TNB Series A Preferred Shares (the “Purchase”).

NOW, THEREFORE, in consideration of the foregoing and the respective agreements of the Parties herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

RESOLVED, this Amendment hereby amends the 2011 SPA to increase the total Company Series B Preferred Shares issued to 23,000 shares for a total purchase price of $23,000,000;

FURTHER RESOLVED, that the Company shall have duly adopted and filed with the Delaware Secretary of State an amendment to its certificate of incorporation (“Charter”) in substantially the form of Annex A (the “Amended and Restated Certificate of Designation”) and the Company shall have delivered to Treasury a copy of the filed Amended and Restated Certificate of Designation with appropriate evidence from the Delaware Secretary of State that the filing has been accepted, or if a filed copy is unavailable, a certificate signed on behalf of the

Company by an executive officer certifying to the effect that the filing of the Amended and Restated Certificate of Designation has been accepted in substantially the form attached hereto as Annex A;

FURTHER RESOLVED, that the Company shall comply with Sections 1.2 and 1.3 of the 2011 SPA, with the exception of Sections 1.3(i) and (j), in order to effect the Purchase under this Amendment;

FURTHER RESOLVED, that the Dividend Period for the TNB Original Issuance shall be adjusted to reflect the dividends accrued during the period from January 1, 2013, through the day immediately preceding the Amendment Signing Date (the “Adjusted Dividend Period”);

FURTHER RESOLVED, that the Company shall pay the dividends accrued during the Adjusted Dividend Period on the Amendment Signing Date, and the remaining dividends for the period from the Amendment Signing Date to, but excluding, the next Dividend Payment Date, shall be included in the Company’s dividend payment payable on April 1, 2013, in connection with the NHTB Original Issuance; and

FURTHER RESOLVED, that other than as herein amended, the 2011 SPA remains in full force and effect.

This Amendment may be executed in any number of counterparts, each being deemed to be an original instrument, and all of which will together constitute the same agreement. Executed signature pages to this Amendment may be delivered by facsimile or electronic mail attachment.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the Effective Date.

THE SECRETARY OF THE TREASURY		NEW HAMPSHIRE THRIFT BANCSHARES, INC.

By:	/s/ Don Graves	By:	/s/ Stephen R. Theroux
Name:	Don Graves	Name:	Stephen R. Theroux
Title:	Deputy Assistant Secretary	Title:	Vice Chairman and Chief Executive Officer

EXHIBIT A

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION